CBMG
Cellular Biomedicine Group
西比曼生物科技
*Nasdaq: **CBMG***

Phase I Clinical Trial on Allogeneic Adipose Derived Mesenchymal Progenitor Cell (AlloJoin™) Therapy for Knee Osteoarthritis (KOA)

48-week follow-up data

China Healthcare Investment Partnering Symposium
Hangzhou, China   March 16, 2018

ChengXiang (Chase) Dai, MD
GM, Stem Cell Business Unit
www.cellbiomedgroup.com
chase.dai@cellbiomedgroup.com



Safe Harbor

Statements in this presentation relating to plans, strategies, trends, specific activities or investments, and other statements that are not descriptions of historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include those regarding our ability to implement our plans, strategies and objectives for future operations, including our plan to configure part of our Shanghai facility with GE Healthcare's FlexFactory platform, our ability to execute on proposed new products, services or development thereof, results of our clinical research and development, regulatory infrastructure governing cell therapy and cellular biopharmaceuticals, our ability to enter into agreements with any necessary manufacturing, marketing and/or distribution partners for purposes of commercialization, our ability to seek intellectual property rights for our product candidates, competition in the industry in which we operate, overall market conditions, any statements or assumptions underlying any of the foregoing and other risks detailed from time to time in CBMG's reports filed with the Securities and Exchange Commission, quarterly reports on form 10-Q, current reports on form 8-K and annual reports on form 10-K. Forward-looking statements may be identified by terms such as "may," "will," "expects," "plans," "intends," "estimates," "potential," or "continue," or similar terms or the negative of these terms. Although CBMG believes the expectations reflected in the forward-looking statements are reasonable, they cannot guarantee that future results, levels of activity, performance or achievements will be obtained. CBMG does not have any obligation to update these forward-looking statements other than as required by law.

This presentation is strictly intended to provide general information about our company and business. Neither this presentation nor any part hereof constitutes an offer of securities.

Knee Osteoarthritis (KOA)


57
million
patients
in China
No
cure
exists

Current Treatments

Pain killers, NSAIDs,

Steroids, Glucosamine

and Joint replacement

Prognosis

Protective cartilage on the ends of bones wears down over time, causing pain, stiffness and loss of movement.

Osteoarthritis gradually worsens with time, and no cure exists.

Epidemiology

About 50% of people over age 60 and 80% people over 75 have KOA. The total disabled rate is up to 53%.

- Ann Rheum Dis. 1991; 50(1): 8-13.
- Oxford: Oxford Univ Press. 1993: 257.
- Chinese journal of clinical rehabilitation. 2005 Vol. 9.

Knee Osteoarthritis (KOA)


Healthy joint
Osteoarthritis
Bones
Cartilage
Fibrous capsule
Synovial membrane
Joint cavity with synovial fluid



Current Treatments for Knee Osteoarthritis*

- No good option on preventing KOA progression

No.	Treatment of Knee Osteoarthritis	Recommendations
1	Aerobic Exercises, Physical Activity	Recommend Strongly
2	Nonsteroidal Anti-inflammatory Drugs	Recommend Strongly
3	Weight Loss (BMI ≧ 25)	Recommend Moderately
4	Electrotherapeutic	Inconclusive
5	Valgus-producing Proximal Tibial Osteotomy	Limited
6	Manual Therapy	Inconclusive
7	Valgus-directing Force Brace	Inconclusive
8	Acetaminophen and Opioids	Inconclusive
9	Intra-articular Corticosteroids	Inconclusive
10	Intra-articular Growth Factor and/or PRP	Inconclusive
11	Arthroscopic Partial Meniscectomy	Inconclusive
12	Lateral Wedge Insoles	Not Recommend Moderately
13	Needle Lavage	Not Recommend Moderately
14	Glucosamine and Chondroitin	Not Recommend Strongly
15	Intra-articular Hyaluronic Acid	Not Recommend Strongly
16	Arthroscopy with Lavage and/or Debridement	Not Recommend Strongly
17	Free-floating (unfixed) Interpositional Device	Not Recommend Strongly
18	Acupuncture	Not Recommend Strongly

* Treatment of Osteoarthritis of the Knee: Evidence-Based Guideline. AAOS, 2013, Vol 21, No 9

Cell Therapies Marketed in Orthopedics

No.	Country	Trade Name	Company	Sources	Indications
1	America (FDA, 1997)	Carticel	Genzyme	Cartilage cells (Auto)	Cartilage Defects
2	Belgium (EMA, 2009)	ChondroCelect	TiGenix	Cartilage cells (Auto)	Cartilage Defects
3	Australia (TGA, 2010)	MPC	Mesoblast	MPC (Allo)	Chronic Low Back Pain
4	Korea (KFDA, 2012)	Cartistem	Medi-post	UCB-MSCs (Allo)	OA Cartilage Defects
5	America (FDA, 2016)	Maci	Vericel	Matrix-induced Chondrocyte (Auto)	Cartilage Defects

Guideline for KOA Clinical Trial


Osteoarthritis drugs
Symptom-Modifying
Disease-Modifying
Rapid-onset
Slow-acting
Symptoms
Structure
Pain, function Study duration≧3m
Pain, function Study duration≧6m
Improve pain≧6m
Slow structure damage ≧12m

- How to define responders in osteoarthritis. Curr Med Res Opin. 2013 June ; 29(6): 719–729.
- Recommendations for an update of the 2010 European regulatory guideline on clinical investigation of medicinal products used in the treatment of osteoarthritis. Osteoarthritis and Cartilage. 23 (2015) 2086-93

Clinical Trials on Allogeneic MSC for KOA

- So far, 7 active clinical trials on allogeneic MSCs therapy for joint cartilage damage

No.	Identifier	Sponsor	Indication	Allogeneic MSC Sources	Phase
1	NCT02641860	Cellular Biomedicine Group Ltd	Knee osteoarthritis	Adipose Tissue	I
2	NCT01733186	Medipost Co Ltd	Cartilage defects	Umbilical cord blood	I/II
3	NCT01041001	Medipost Co Ltd	Osteoarthritis and cartilage injury	Umbilical cord blood	III
4	NCT02237846	Translational Biosciences	Knee osteoarthritis	Umbilical cord	I/II
5	NCT01586312	Red de Terapia Celular	Knee osteoarthritis	Bone marrow	I/II
6	NCT02291926	Shenzhen Hornetcorn Bio-technology Co.Ltd	Knee osteoarthritis	Umbilical cord	I
7	NCT02776943	South China Research Center for Stem Cell and Regenerative Medicine	Knee cartilage damage	Umbilical cord	I/II

www.clinicaltrials.gov (updated March 12, 2018)

AlloJoin™ Off-the-shelf Cell Drug

AlloJoin™ is an allogeneic, off-the-shelf product with haMPCs that are collected from healthy volunteer donors, stored for use as needed in any patients.




CBMG
B
B
A
A

AlloJoin™ Phase I Study Design

Registration ID	NCT02641860 (www.clinicaltrials.gov)
Site for clinical study	Renji Hospital, Shanghai Jiaotong University
Enrollment(n)	22 patients
Study design	Single-site, random, double blind, dose-response study
Start date	03 / 2016
Completion date	02 / 2018
Investigational drug	AlloJoin™ (Adipose-Derived Mesenchymal Progenitor Cells)


AlloJoin™
2 Injections
-14d
0d
3w
4w
12w
24w
48w
Knee OA (n=22)
Age: 18-70
VAS Score: 3-7
K-L Grade<IV
AlloJoin™ Therapy
Low Dose: $1x10^7$/3mL
Middle Dose: $2x10^7$/3mL
High Dose: $5x10^7$/3mL
Safety and efficacy evaluation
AE / SAE (CTCAE 4.03)
WOMAC / SF-36 / VAS
Total Knee Cartilage Volume (MRI)

Milestone for AlloJoin™ Phase I Study


11/03/2016
Enrollment of the 1ist patient
30/08/2017
End of the last patient follow-up
2016
2017
2018
18 /11/2015 ~ 03/05/2016
EC approval and amendments
14/12/2016
Registered in MOH of China
31/ 01/2018
Statistical Report
15/09/2017 ~ 30/11/2017
MRI (knee cartilage) analyzed by independent third parties

Safety Evaluation: AE, SAE*

- In cohorts A, B and C, all the subjects' laboratory examinations and vital signs had no significant changes before and after treatment. There was no significant statistical difference among the three groups.
- The mild to moderate adverse events and adverse reaction were observed in A, B and C three dose cohorts, mainly manifested as mild to moderate knee pain and swelling after treatments. A small number of the subjects with AE were alleviated by oneself within 3 days; the majority of the subjects, upon taking acetaminophen and or non-steroid anti-inflammatory drugs, also eased symptoms on average in 2.5 days.
- In the course of the trial, two subjects experienced SAE, which were not related to the AlloJoin™ treatment. Among them, a patient with gallbladder carcinoma in cohort B was not willing to visit the hospital at the last visit point. A patient with thyroid adenoma in cohort C was cured by surgery and followed through to the end of the trial.

*no related SAEs were reported

SAE: Serious Adverse Event AE: Adverse Event ADR: Adverse Drug Reaction

Reference: Common Terminology Criteria v4.02 for Grading Severity of Adverse Events (CTC_AE_ V4.02)

Safety Evaluation: ≥ grade 3 ADR

- The Adverse Reactions, Moderate and Severe（ ≥ grade 3, CTCAE 4.02）

	A (high dose)				B (mid dose)				C (low dose)			
	N	Extent (Grade)	Duration (days)	Outcome	N	Extent (Grade)	Duration (days)	Outcome	N	Extent (Grade)	Duration (days)	Outcome
Knee pain	4	Moderate (3)	13	Remission	4	Moderate (3)	14	Remission	3	Moderate (3)	5	Remission
Knee localized edema					1	Moderate (3)	2	Remission	1	Moderate (3)	20	Remission
Hydrarthrosis					1	Moderate (3)	1	Remission	1	Moderate (3)	1	Remission
Arthrophlogosis					1	Moderate (3)	8	Remission				

AE: Adverse Event
ADR: Adverse Drug Reaction
Reference: Common Terminology Criteria v4.02 for Grading Severity of Adverse Events (CTC_AE_ V4.02)

Efficacy evaluation : WOMAC


WOMAC SCORE (FAS)
WOMAC SCORE
60
50
40
30
20
P=0.0181
Baseline
Week 4
Week 12
Week 48
High Dose(n=7)
Middle Dose(n=8)
Low Dose(n=7)

WOMAC: The Western Ontario and McMaster Universities Arthritis Index

Efficacy evaluation : VAS


VAS SCORE OF LEFT KNEE (FAS)
VAS SCORE
8
6
4
2
P=0.0037
Baseline
Week 4
Week 12
Week 48
High Dose(n=7)
Middle Dose(n=8)
Low Dose(n=7)


VAS SCORE OF RIGHT KNEE (FAS)
VAS SCORE
8
6
4
2
P=0.0030
Baseline
Week 4
Week 12
Week 48
High Dose(n=7)
Middle Dose(n=8)
Low Dose(n=7)

VAS: Visual Analogue Scale / Score

Efficacy evaluation : SF-36


SF-36 (FAS)
P=0.0038
100
90
80
70
60
SF-36 SCORE
Baseline
Week 4
Week 12
Week 48
High Dose(n=7)
Middle Dose(n=8)
Low Dose(n=7)

SF-36: the MOS Item Short from Health Survey

Efficacy evaluation : Cartilage Volume (MRI)



CHANGE OF KNEE CARTILAGE VOLUME
CHANGE RATE(%)
1.0
0.5
0.0
-0.5
-1.0
Baseline
Week 48
High Dose(n=6)
Middle Dose(n=6)
Low Dose(n=7)
Total (n=19)

	High Dose (n=6)	Middle Dose (n=6)	Low Dose (n=7)	Total (n=19)
Baseline (Log_e)	10.22(0.20)	10.40(0.18)	10.34(0.15)	10.35(0.19)
Week 48 (Log_e)	10.22(0.21)	10.45(0.14)	10.34(0.17)	10.34(0.19)
Change Rate (%)	0.60%	0.69%	- 0.30%	0.30%

The Tendency of Knee Cartilage Change Results Contrasted to the Historic References



CHANGE OF KNEE CARTILAGE VOLUME
CHANGE RATE(%)
4
0
-4
-8
-12
Baseline
Week 24
Week 48
Week 72
Week 96
AlloJoin™(I, n=22, 58y)
ReJoin®(IIb, n=22, 55y)
ReJoin®(I/IIa, n=18, 55y)
Healthy men[1]
Healthy women[2]
KOA without therapy[3]
KOA without therapy[4]
1. Ann Rheum Dis, 2005
2. Ann Rheum Dis, 2004
3. Arthritis Rheum, 2002
4. Arthritis Res Ther, 2005

Summary for AlloJoin™ Phase I clinical study

- The phase I clinical trial demonstrated:

✓ **Good safety : No related SAEs. AlloJoin™ was well tolerated by patients with KOA during 48-week follow up**

✓ **Syndrome-Modifying : AlloJoin™ could relieve knee pain (VAS), improve knee function (WOMAC) and quality of life（SF-36）in KOA patients; improvements last for more than 6 months**

✓ **Disease-Modifying : AlloJoin™ could decrease the wear of articular cartilage and delay the progression of knee osteoarthritis**

CBMG
Cellular Biomedicine Group
西 比 曼 生 物 科 技

Thank You!

www.cellbiomedgroup.com